UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 6, 2023

QURATE RETAIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Series A common stock	QRTEA	The Nasdaq Stock Market LLC
Series B common stock	QRTEB	The Nasdaq Stock Market LLC
8.0% Series A Cumulative Redeemable Preferred Stock	QRTEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

At Qurate Retail, Inc.’s (the “Company”) annual meeting of stockholders held on June 6, 2023 (the “Annual Meeting”), the following proposals were considered and acted upon by the stockholders of the Company: (1) a proposal to elect Fiona P. Dias, Evan D. Malone and Larry E. Romrell to continue serving as Class I members of the Company’s board of directors until the 2026 annual meeting of stockholders or their earlier resignation or removal; (2) a proposal to approve the adoption of an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of its Series A common stock, par value $0.01 per share, and its Series B common stock, par value $0.01 per share, at a ratio of at least 1-for-2 and up to 1-for-20, with the exact ratio within the foregoing range to be determined by the Company’s board of directors (or a committee thereof) and publicly disclosed prior to the effectiveness of the reverse stock split (the “reverse stock split proposal”); (3) a proposal to ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2023 (the “auditors ratification proposal”); (4) a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the definitive proxy statement relating to the Annual Meeting under the heading “Executive Compensation” (the “say-on-pay proposal”) and (5) a proposal to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held (the “say-on-frequency proposal”). The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below.

1. Election of the following Nominees to the Company’s Board of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Fiona P. Dias	273,743,801	91,103,960	45,030,055
Evan D. Malone	305,885,862	58,961,899	45,030,055
Larry E. Romrell	296,877,080	67,970,681	45,030,055

Accordingly, the foregoing nominees were re-elected to the Company’s board of directors.

2. The Reverse Stock Split Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
401,995,770	6,875,291	1,006,755	–

Accordingly, the reverse stock split proposal was approved.

3. The Auditors Ratification Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
395,237,656	14,053,985	586,175	–

Accordingly, the auditors ratification proposal was approved.

4. The Say-On-Pay Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
317,548,025	45,918,723	1,381,013	45,030,055

Accordingly, the say-on-pay proposal was approved.

5. The Say-On-Frequency Proposal

1 Year	2 Years	3 Years	Abstentions
219,128,033	351,271	144,387,350	981,107

Accordingly, the frequency at which future say-on-pay votes will be held is every one year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2023

QURATE RETAIL, INC.

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Senior Vice President

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